UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2020

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether either registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if either registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Interest Purchase Agreement

On January 1, 2020, Select Medical Corporation (“Select”), the wholly owned operating subsidiary of Select Medical Holdings Corporation, pursuant to the terms and conditions of that certain Interest Purchase Agreement, dated as of January 1, 2020 (the “Purchase Agreement”), agreed to acquire approximately 17.20% of the outstanding membership interests of Concentra Group Holdings Parent, LLC (“Concentra”) on a fully diluted basis from Welsh, Carson, Anderson & Stowe XII, L.P. (“WCAS”), Dignity Health Holding Corporation (“Dignity”) and other equity holders of Concentra (the “Interest Purchase”) for an aggregate purchase price of $338,420,805.90. Upon consummation of the Purchase, Select will own in the aggregate approximately 65.16% of the outstanding membership interests of Concentra on a fully diluted basis and approximately 67.41% of the outstanding voting membership interests of Concentra.

Additionally, pursuant to the terms and conditions of the Purchase Agreement, the Interest Purchase is intended by the parties thereto to be in lieu of, and be deemed to constitute, an exercise of the first put right provided to certain Concentra equityholders under the terms of that certain Amended and Restated Limited Liability Company Agreement of Concentra, dated as of February 1, 2018, by and among Select, WCAS, Dignity and other equity holders of Concentra.

Item 9.01	Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit Number	Description

10.1	Interest Purchase Agreement, dated January 1, 2020, by and among Concentra Group Holdings Parent, LLC, Select Medical Corporation, Welsh, Carson, Anderson & Stowe XII, L.P., Dignity Health Holding Corporation and the other signatories thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: January 2, 2020	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary